KCG Holdings, Inc. (NYSE: KCG) Barclays Global Financial Services Conference September 11, 2013 Exhibit 99.1

© 2013 KCG Proprietary and Confidential
Safe Harbor

Certain statements contained herein may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the U.S.
Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as "believe," "expect,"
"anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would,"
"should," "could" or "may," or by variations of such words or by similar expressions. These "forward-looking statements" are not historical facts and are based on current expectations, estimates and projections about KCG's industry, management beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic combination of Knight Capital Group,
Inc. ("Knight") and GETCO Holding Company, LLC ("GETCO"), including, among other things, (a) difficulties and delays in integrating the Knight and GETCO businesses or fully realizing cost savings and other benefits, (b) the inability to sustain revenue and earnings growth, and (c)
customer and client reactions; (ii) the August 1, 2012 technology issue that resulted in Knight’s broker-dealer subsidiary sending numerous erroneous orders in NYSE-listed and NYSE Arca securities into the market and the impact to Knight's capital structure and business as well as actions taken in response thereto and consequences thereof; (iii) the costs and risks associated with the sale of Knight's institutional fixed income sales and trading business, the pending sale of KCG’s reverse mortgage origination and securitization business and the departure of the managers of KCG’s listed derivatives group; (iv) the ability of KCG's broker-dealer subsidiary to recover all or a portion of the damages that are attributable to the manner in which NASDAQ OMX handled the Facebook IPO; (v) changes in market structure, legislative, regulatory or financial reporting rules, including the continuing legislative and regulatory scrutiny of high-frequency trading; (v) past or future changes to organizational structure and management; (vi) KCG's ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG's customers and potential customers; (vii) KCG's ability to keep up with technological changes; (viii) KCG's ability to effectively identify and manage market risk, operational risk, legal risk, liquidity risk, reputational risk, counterparty risk, international risk, regulatory risk, and compliance risk; (ix) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; and (x) the effects of increased competition and KCG's ability to maintain and expand market share. The list above is not exhaustive. Readers should carefully review the risks and uncertainties disclosed in KCG's and Knight's reports with the SEC, including, without limitation, those detailed under "Certain Factors Affecting Results of
Operations” in KCG’s Quarterly Report on Form 10-Q for the period ended June 30, 2013, under "Risk Factors" in Knight's Annual Report on
Form 10-K for the year-ended December 31, 2012 and the Current Report on Form 8-K filed by KCG on August 9, 2013, and in other reports or documents KCG files with, or furnishes to, the SEC from time to time.
For additional disclosures, please see https://www.kcg.com/legal/global-disclosures.

© 2013 KCG Proprietary and Confidential
KCG: Key Investment Highlights
An established leader in the fiercely competitive, highly regulated and technologically advanced U.S. equity market
Diversified revenues from principal and agency trading across asset classes and regions
Well positioned to compete amid the gradual shift from analog to digital trading across the global securities markets
Meaningful expected synergies and strong cash generation
Currently trading at a discount to tangible book value

© 2013 KCG Proprietary and Confidential
KCG At-A-Glance
An independent, pure-play securities
firm formed by the merger between
GETCO and Knight.
KCG engages in market making and
trading to increase efficiencies for
investors deploying capital across the
markets.
The firm works to create more
efficient, resilient markets by applying
advanced technologies to trading
across asset classes and regions.
Inception of trading on July 5
Shares outstanding of 121 million
Trading range of $8.11 to $12.14
Pro forma TBV of $10.87 as of June 30
3Q13 earnings to be released on October
30

© 2013 KCG Proprietary and Confidential
Strategic Rationale
Maximize advantages available to non-banks in securities trading
Leverage combined infrastructure, intellectual capital and liquidity to drive innovation, scale and performance
Create meaningful synergies:
Generate balanced revenues over time from principal and agency trading across asset classes and regions
5
Combine technology operations
Eliminate back office redundancies
Rationalize the platform by consolidating broker dealers and integrating self-clearing functions
Optimize economics from trading on exchanges and ATS’s

© 2013 KCG Proprietary and Confidential
KCG Structure
Market Making –
Make markets in
global equities, commodities, fixed income,
futures, options and foreign exchange.
Global Execution Services –
Act
primarily as an agency broker and
operator of trading venues across
global equities, foreign exchange, fixed
income, futures and options.
Corporate and Other –
Strategic investments
in financial services-related ventures, interest
income and corporate overhead expenses
6
Market
Making
Global
Execution
Services
Corporate
and Other

© 2013 KCG Proprietary and Confidential
Market Making
Direct market making on behalf of clients
as well as providing market making
liquidity on exchanges, ECNs and other
venues.
Primary offerings:
Client Direct and Exchange Based
Market Making
The retail market leader in executing
Rule 605-eligible U.S. equity orders
A leading DMM at the NYSE
Knight Link
Rapid, off-exchange order execution
GETDirect
Market making on electronic fixed income
platforms
7
† Source: Thomson Reuters Transaction Analytics
KCG Retail U.S. Exchange-Listed Volume
and Market Share†
KCG Avg. Execution Quality of
U.S. Exchange-Listed Stocks†

© 2013 KCG Proprietary and Confidential
Execution Services
A range of execution-only trading
services, designed to provide access to
liquidity, preserve anonymity and
minimize market impact.
Primary offerings:
Institutional sales trading
KCG EMS
Knight Direct
GETAlpha
8
† Sources: KCG, BATS Global Markets, Thomson Reuters Autex
100
120
140
160
180
200
220
240
260
280
300
3.5%
4.1%
2012 1H13
KCG EMS / Algorithmic U.S. Equity Volume
and % of Consolidated Tape†
Access to deep, unique liquidity
and trading expertise
-
Broker-neutral execution management
system
Execution algorithms
Execution algorithms
-
-
-

© 2013 KCG Proprietary and Confidential
Venues
Robust platforms for electronic
trading connecting an array of market
participants to generate liquidity and
efficiencies.
Primary offerings:
KCG Hotspot
KCG BondPoint
Knight Match
GETMatched
9
† Sources: KCG, Thomson Reuters, EBS, TRACE
-
Institutional spot FX ECN
Fixed income ECN
ATS ranked # 6 in Rosenblatt’s Dark
Liquidity Tracker in 1H13
ATS ranked # 11 in Rosenblatt’s Dark
Liquidity Tracker in 1H13
-
-
-
0
5
10
15
20
25
30
35
40
9.55%
10.27%
2012 1H13
KCG Hotspot Volume
and % of Spot FX Volume†
$124.1
$136.4
25
50
75
100
125
150
175
2012 1H13
KCG  BondPoint Retail Fixed Income Volume†

© 2013 KCG Proprietary and Confidential Global Revenue Distribution The Americas: 84% Europe: 12% Asia: 4% Based on YTD revenues as of June 30, 2013, excluding Urban Financial Group 10

© 2013 KCG Proprietary and Confidential
Pro Forma Adjusted Revenue and Expense Trends
(in $ thousands)
Full Year 2012 First Half 2013
Revenues 1,496,359 769,520
Expenses
(% of revenues) (% of revenues)
Employee compensation and benefits 543,679 36% 274,031 36%
Execution and clearance fees 370,790 25% 183,661 24%
Communications and data processing 178,110 12% 86,717 11%
Depreciation and amortization 86,445 6% 39,973 5%
Interest 79,605 5% 39,478 5%
Payments for order flow 66,528 4% 45,209 6%
Professional fees 27,111 2% 9,886 1%
Occupancy and equipment rentals 36,440 2% 17,999 2%
Other 62,583 4% 26,237 3%
Pre-tax income 45,069 3% 46,328 6%
Based on KCG Holdings, Inc. 8-K/A filed September 10, 2013; See Addendum for Reg G chart

© 2013 KCG Proprietary and Confidential
Pro Forma Balance Sheet
(in $ thousands)
June 30, 2013
Cash and cash equivalents 726,302
Long-term debt 727,133
Stockholders' equity 1,509,247
- - -
Debt-to-equity ratio † 0.64
- - -
Book value $12.92
Tangible book value ** $10.87
† Debt-to-equity ratio incorporates the effect of the $235 million first lien term loan due within one year, which is included in accrued expenses and other liabilities
** Tangible book value is calculated by subtracting pro forma goodwill and intangible assets from equity
Based on KCG Holdings, Inc. 8-K/A filed September 10, 2013

© 2013 KCG Proprietary and Confidential
Integration Update
Prior to the close:
Post-Closing (In Progress):
13
GETCO recorded a restructuring expense
Knight recorded a restructuring expense, completed an asset sale, discontinued certain offerings, and created a reserve for legal proceedings
Execution of liquidity strategy across asset classes
Combination of overlapping businesses and functions
Consolidation of broker dealers
Integration of clearing operations
Closing the sale of Urban Financial Group

© 2013 KCG Proprietary and Confidential
KCG: Key Investment Highlights
An established leader in the fiercely competitive, highly regulated and technologically advanced U.S. equity market
Diversified revenues from principal and agency trading across asset classes and regions
Well positioned to compete amid the gradual shift from analog to digital trading across the global securities markets
Meaningful expected synergies and strong cash generation
Currently trading at a discount to tangible book value

© 2013 KCG Proprietary and Confidential Addendum 15

© 2013 KCG Proprietary and Confidential
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
Year ended December 31, 2012 GETCO Knight Ex-Urban
Other
Adjustments
Debt
Refinancing
Purchase Price
Adjustments
KCG
Pro Forma
(in $ thousands)
Reconciliation of pro forma GAAP to pro forma
non-GAAP pre-tax:
Pro forma GAAP income (loss) from continuing
operations before taxes
26,427 (412,890) (36,005) 7,895 (34,871) (11,151) (460,595)
August 1 trading loss, related costs and professional
and other fees related to the merger
4,318 468,792 - (7,895) - - 465,215
Writedown of goodwill and intangible assets
- 28,733 (1,381) - - - 27,351
Facebook IPO trading losses
- 35,438 - - - - 35,438
Investment gain
(25,092) (9,992) - - - - (35,084)
Writedown of strategic investment 1,360 11,384 - - - - 12,744
Pro forma non-GAAP income (loss) from
continuing operations before income taxes
7,013 121,465 (37,386) - (34,871) (11,151) 45,069
NOTES: Totals may not add due to rounding

© 2013 KCG Proprietary and Confidential
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
Six months ended June 30, 2013 GETCO Knight Ex-Urban
Other
Adjustments
Debt
Refinancing
Purchase Price
Adjustments
Other¹
KCG
Pro Forma
(in $ thousands)
Reconciliation of pro forma GAAP to pro
forma non-GAAP pre-tax:
Pro forma GAAP income (loss) from continuing
operations before taxes
(76,916) (3,315) 244 45,026 (8,023) (5,544) - (48,528)
14,931 22,497 - - - - - 37,428
Professional and other fees related to the mergers
and August 1 technology issue
37,129 31,423 - (45,026) - - - 23,526
Additional interest expense
- - - - - - (6,794) (6,794)
Strategic investments impairments
9,184
- - - - - -
9,184
Writedown of goodwill related to subsidiary Urban
Financial Group
-
17,787 (17,787)
- - - - -
Reserve for legal proceedings
- 10,000 - - - - - 10,000
Compensation and other expenses related to
reduction in workforce
8,517 12,995
- - - - -
21,512
Pro forma non-GAAP income (loss) from
continuing operations before income taxes
(7,155) 91,387 (17,543)
-
(8,023) (5,544) (6,794) 46,328
Totals may not add due to rounding
17
1
The unaudited pro forma income statements give effect to the mergers as if they had occurred on January 1, 2012. As part of that assumption, $235 million of the first lien term loan is payable in the first year. Therefore, the six months ended June 30, 2013 does not include interest expense on this portion of the loan. The non-GAAP income (loss) from continuing operations before income taxes adds back the expected interest expense on the $235 million loan for the six months ended June 30, 2013.
- and stock-based comp expense due to the mergers
Accelerated deferred comp, unit

© 2013 KCG Proprietary and Confidential
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
Year ended December 31, 2012 GETCO Knight Ex-Urban
Other
Adjustments
Debt
Refinancing
Purchase Price
Adjustments
KCG
Pro Forma
(in $ thousands)
Reconciliation of pro forma GAAP to pro forma
non-GAAP revenue:
Pro forma GAAP revenue
551,536 590,251 (116,096) 1,025,691
August 1 trading loss, related costs and professional
and other fees related to the merger
457,570 457,570
Facebook IPO trading losses
35,438 35,438
Investment gain
(25,092) (9,992) (35,084)
Writedown of strategic investment 1,360 11,384 12,744
Pro forma non-GAAP revenue 527,804 1,084,651 (116,096) 1,496,359
NOTES: Totals may not add due to rounding

© 2013 KCG Proprietary and Confidential
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
Six months ended June 30, 2013 GETCO Knight Ex-Urban
Other
Adjustments
Debt
Refinancing
Purchase Price
Adjustments
KCG
Pro Forma
(in $ thousands)
Reconciliation of pro forma GAAP to pro forma
non-GAAP revenue:
Pro forma GAAP revenue
230,969 599,690 (70,323) 760,336
Writedown of strategic investment 9,184 9,184
Pro forma non-GAAP revenue 240,153 599,690 (70,323) 769,520
NOTES: Totals may not add due to rounding

© 2013 KCG Proprietary and Confidential 20